Convertible Unsecured Subordinated Debentures Convertible Unsecured Subordinated Debentures	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Convertible Unsecured Subordinated Debentures
Convertible Unsecured Subordinated Debentures

Maturity date	March 31, 2026
Interest rate	5.00%
Conversion price per share	$10.60
Carrying value at December 31, 2015	$—
Receipt of initial instalment, net of deferred financing costs	357,694
Amortization of deferred financing costs	925
Carrying value at December 31, 2016	$358,619
Face value at December 31, 2016	$382,950

On March 1, 2016, the Company completed the sale of $1,000,000 aggregate principal amount of 5.0% convertible debentures. On March 9, 2016, the underwriters exercised their option to purchase $150,000 additional convertible debentures bringing the total amount of the offering to $1,150,000.
The convertible debentures were sold on an instalment basis at a price of $1,000 principal amount of debenture, of which $333 was received on closing of the debenture offering and the remaining $667 (the “Final Instalment”) is receivable on a date (“Final Instalment Date”) to be fixed following satisfaction of conditions precedent to the closing of the acquisition of Empire (note 3(a)). The proceeds received from the initial instalment were $382,950. The Company incurred deferred financing costs of $25,255, which are being amortized to interest expense over 10 years, the contractual term of the convertible debentures, using the effective interest rate method.
The convertible debentures represented by the initial instalment receipt are classified as a non-current liability on the consolidated balance sheets as settlement in cash is not expected to occur within 12 months. The convertible debentures mature on March 31, 2026 and bear interest at an annual rate of 5% per $1,000 principal amount of convertible debentures until and including the Final Instalment Date, after which the interest rate will be 0%. The interest expense recorded is $48,205 (2015 - $nil).
The Final Instalment Date took place subsequent to year-end, on February 2, 2017. The proceeds received from the Final instalment were $767,050, before financing costs of $23,000. As the Final Instalment Date occurred prior to the first anniversary of the closing of the debenture offering, holders of the convertible debentures who paid the final instalment by February 2, 2017 received, in addition to the payment of accrued and unpaid interest, a make-whole payment, representing the interest that would have accrued from the day following the Final Instalment Date up to and including March 1, 2017.
APUC may issue up to 108,490,566 common shares upon conversion of the outstanding debentures. As at March 1, 2017, a total of 107,517,895 common shares of the company were issued, representing conversion into common shares of more than 99.1% of the convertible debentures.
After the Final Instalment Date, any debentures not converted into common shares may be redeemed by the Company at a price equal to their principal amount plus any unpaid interest, which accrued prior to and including the Final Instalment Date. At maturity, the Company will have the right to pay the principal amount due in cash or in common shares. In the case of common shares, such shares will be valued at 95% of their weighted average trading price on the Toronto Stock Exchange for the 20 consecutive trading days ending five trading days preceding the maturity date.